UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 16, 2008
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this Form 8-K/A is to amend the Current Report on Form 8-K filed by MasTec, Inc. on December 18, 2008 (the “Original 8-K”) to include or incorporate the financial statements related to the Wanzek (as defined below) acquisition required by Item 9.01 of Form 8-K. This Form 8-K/A effects no other changes. For the convenience of the reader all of the information previously contained in the Original 8-K is reproduced below.
ITEM 1.01 Entry into a Material Definitive Agreement.
ITEM 2.01 Completion of Acquisition or Disposition of Assets.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On December 16, 2008 (the “Closing Date”), MasTec, Inc., a Florida corporation (“MasTec”), through its wholly-owned subsidiary, MasTec North America, Inc., a Florida corporation (the “Buyer”), consummated its acquisition (the “Acquisition”) of all of the issued and outstanding shares of capital stock (the “Shares”) of Wanzek Construction, Inc., a North Dakota corporation (“Wanzek”), pursuant to that certain Stock Purchase Agreement, dated as of October 4, 2008 (the “Original Purchase Agreement”), by and among the Buyer, MasTec, Wanzek and the shareholders of Wanzek (the “Sellers”), as amended by that certain First Amendment to Stock Purchase Agreement (the “First Amendment”), dated as of December 2, 2008, and that certain Second Amendment to Stock Purchase Agreement, dated as of December 16, 2008 (the “Second Amendment”, and, together with the Original Purchase Agreement and the First Amendment, the “Purchase Agreement”).
     On the Closing Date, the Buyer paid to the Sellers the purchase price for the Shares, composed of: (i) $50 million in cash; (ii) 7.5 million newly-issued shares (the “Consideration Shares”) of MasTec common stock (“Common Stock”); (iii) 8% convertible notes in the aggregate principal amount of $55 million, due December 2013 with interest payments payable in April, August, and December of each year, commencing in April 2009 (the “Convertible Notes”); (iv) the assumption of approximately $15 million of Wanzek’s debt; and (v) a two-year earn-out equal to 50% of Wanzek’s EBITDA in excess of $40 million per year.
     The Convertible Notes are convertible into shares of Common Stock (any such shares, “Conversion Shares”), at the holder’s election, at a conversion price of $12 per share; provided, however, that in no event may the holder convert all or any portion of the Convertible Note if, subsequent to such conversion, the holder, including its affiliates, would beneficially own 10% or more of the issued and outstanding shares of Common Stock. After one year, and subject to the holder’s conversion right and the consent of the Agent and Required Lenders under, and as defined in, MasTec’s credit facility, MasTec may redeem the Convertible Notes by payment of the principal balance, plus accrued but unpaid interest, if the average of the closing prices of the Common Stock during any thirty day period is equal to or greater than $16. The Convertible Notes contain customary events of default, which, if uncured or not subject to cure, allow the holder to declare immediately due and payable the entirety of the outstanding principal and accrued but unpaid interest.
     Additionally, MasTec has entered into a registration rights agreement (the “Registration Rights Agreement”) with the Sellers in respect of the Consideration Shares and the Conversion Shares. If, after the date that is six months from the Closing Date, MasTec proposes to register any of its Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), in connection with a primary underwritten public offering of its securities solely for cash, then the Sellers may elect to require MasTec to include in such offering, subject to certain restrictions, the Consideration Shares and Conversion Shares.
     In connection with the Acquisition, MasTec entered into a letter amendment (the “Letter Amendment”) to its credit facility, which modifies the applicable margin interest rate and facility fee range. As modified, interest accrues at variable rates based, at MasTec’s option, on the agent bank’s base rate (as defined in the credit facility) plus a margin of between 1.25% and 1.75%, or at the LIBOR rate plus a margin of between 2.00% and 3.00%, depending on certain financial thresholds. Under the Letter Amendment, the unused facility fee ranges from 0.375% to 0.500% based on usage.

     The foregoing description of the Original Purchase Agreement, the First Amendment and the Second Amendment is only a summary and is qualified in its entirety by reference to the full text of the Original Purchase Agreement, the First Amendment and the Second Amendment, of which the Original Purchase Agreement and the First Amendment have been previously filed with the SEC on October 6, 2008 as Exhibit 10.1 to MasTec’s Current Report on Form 8-K and on December 3, 2008 as Exhibit 10.1 to MasTec’s Current Report on Form 8-K, respectively, and the Second Amendment is filed herewith as Exhibit 10.1, and each of which is incorporated herein by reference. In addition, the foregoing description of the Registration Rights Agreement, the Convertible Notes and the Letter Amendment is only a summary and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, the Letter Amendment and the form of Convertible Note, which are filed as Exhibit 10.2, Exhibit 4.1 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and each of which is hereby incorporated herein by reference.
ITEM 3.02 Unregistered Sales of Equity Securities.
     On the Closing Date, the Consideration Shares and the Convertible Notes, including the Conversion Shares (each of the foregoing, together, the “Securities”), were issued in reliance upon the exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Securities have not been registered under the Act and are “restricted securities” as that term is defined by Rule 144 under the Securities Act.
     The description of the Convertible Notes contained in Item 2.03 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference and is qualified in its entirety by reference to the full text of the Convertible Notes, a form of which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.
ITEM 7.01 Regulation FD Disclosure.
     On December 17, 2008, MasTec issued a press release regarding the Acquisition. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.
ITEM 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The interim financial statements required by this Item 9.01(a) are filed herewith as Exhibit 99.2 and are hereby incorporated by reference. The annual financial statements required by this Item 9.01(a) are incorporated herein by reference to pages F-19 to F-32 of Exhibit 99.3 of MasTec’s Current Report on Form 8-K which was filed with the SEC on October 6, 2008.
(b) Pro Forma Financial Information.
     The financial information required by this Item 9.01(b) is filed herewith as Exhibit 99.4 and is incorporated herein by reference.
(c) Shell Company Transactions.
     Not applicable.
(d) Exhibits.

4.1	Form of Negotiable Subordinated Convertible Note.*

10.1	Second Amendment to Stock Purchase Agreement, dated December 16, 2008, among MasTec, Inc.,

MasTec North America, Inc., Wanzek Construction, Inc. and the shareholders of Wanzek.*

10.2	Registration Rights Agreement, dated December 16, 2008 among MasTec, Inc. and the shareholders of Wanzek.*

10.3	Letter Amendment dated December 16, 2008 among MasTec, Inc. and the other borrowers signatory thereto and Bank of America, as agent and a lender, and the other lenders signatory thereto.*

99.1	Press Release dated December 17, 2008.*

99.2	Interim Financial Statements of Business Acquired.

99.3	Annual Financial Statements of Business Acquired (incorporated by reference to the Audited Financial Statements of Wanzek Construction, Inc. included in pages F-19 to F-32 of Exhibit 99.3 of MasTec’s Current Report on Form 8-K which was filed with the SEC on October 6, 2008).

99.4	Pro Forma Financial Information.

*	Previously filed with the Original 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended and restated report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: February 27, 2009	By:	/s/ C. Robert Campbell
		Name:	C. Robert Campbell
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.2	Interim Financial Statements of Business Acquired

99.4	Pro Forma Financial Information.